CUSIP No. 45253M308

Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree, as of August 9, 2006, that only one statement containing the information required by Schedule 13D, and each amendment thereto, need be filed with respect to the ownership by each of the undersigned of shares of common stock of ImmunoTechnology Corporation, and such statement to which this Joint Filing Agreement is attached as Exhibit 1 is filed on behalf of each of the undersigned.

MOUNTAIN WEST PARTNERS LLC By: /s/ Henry Sargent Henry Sargent Manager By: /s/ Henry Sargent Henry Sargent